SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 15, 2005

HIGHWOODS PROPERTIES, INC.

(Exact name of registrant specified in its charter)

Maryland	1-13100	56-1871668
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3100 Smoketree Court, Suite 600

Raleigh, North Carolina 27604

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (919) 872-4924

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Our bylaws have been amended effective as of November 15, 2005 to provide that any action required or permitted to be taken at any meeting of our stockholders may be taken without a meeting if a written consent setting forth the action is signed by each stockholder entitled to vote on the matter and such written consent is filed with the minutes of proceedings of the stockholders.

Item 9.01 Financial Statements and Exhibits.

Exhibit	Description
3	Amended and Restated Bylaws (effective as of November 15, 2005)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HIGHWOODS PROPERTIES, INC.

By:	/s/ Terry L. Stevens
Terry L. Stevens
Vice President and Chief Financial Officer

Dated: November 16, 2005